--------------------------------------------------------------------------------
Fellow Shareholders
--------------------------------------------------------------------------------

In your fund's annual report dated May 31, 1995, we said that the high-yield bond market faced a crossroads and that continued progress would depend on the course of the economy. We're happy to say that the economic environment remained favorable for high-yield bonds, as did the high-yield bond market's supply and demand fundamentals. Your fund extended its advance during the six months ended November 30 and recorded double-digit returns for the 12-month period.

     The environment was even better for Treasury and other high-quality bonds, which outpaced the high-yield sector. This is not unusual during periods when interest rates fall sharply, since rates are not as overwhelming an influence on high-yield bond prices as they are on high-quality bond prices. In the high-yield market, the outlook for the economy in general and corporate earnings in particular is always important if not dominant in this regard. Additionally, the lag in high-yield bond returns may have reflected the uptick in the default rate, which fell through mid-1994 and then edged higher -- a typical development as economic upswings age.

MARKET RECAP

As the fund began its new fiscal year in June, economic growth had slowed sharply from the torrid pace of the previous six months, prompting the Federal Reserve to ease in early July. Recession fears spawned by the slowdown caused some nervousness in the high-yield market during June, but it was soon dispelled by mounting evidence of the economy's underlying health. Consumer spending remained firm, and unemployment stayed in the 5.5% zone generally considered close to full employment. The resumption of solid growth, continued low inflation, further declines in longer-term interest rates, and rising stock prices created a positive setting for high-yield bonds.

     Technical trends within the high-yield market were also positive on balance, although bond prices moved in seesaw fashion during the past six months. The supply of new issues coming to market rose sharply from the first half of 1995. This jump reflected the increasing appeal of bond issuance versus bank loans to noninvestment-grade borrowers, because bonds allow them to lock in attractive rates for many years. In addition, there was a huge rash of deals from media-related businesses seeking capital to take advantage of changes in technology and to prepare for the improved regulatory environment they expect. Many major media companies in the U.S., the U.K., and Canada are rated below investment grade.

     The high-yield market initially retreated in the face of the supply buildup, but rebounded strongly in September when it became clear that demand was more than adequate to absorb all but the most risky issues. Sizable inflows into high-yield bond mutual funds anchored demand, which was also bolstered by "nontraditional" investors such as equity-

--------------------------------------------------------------------------------
High-Yield Issuance vs. Cash Flow
--------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

A chart showing the monthly high-yield bond new issue supply versus cash inflows into high-yield bond mutual funds from November 1994 to November 1995.

oriented mutual funds. Indeed, a Merrill Lynch study conducted in October found that non-high-yield mutual funds held $22 billion of noninvestment-grade securities, compared with $55 billion in high-yield bond funds.

     The chart on the previous page shows the surge in supply after midyear that was met by strong demand.

PERFORMANCE AND STRATEGY REVIEW

For the most recent six-month period, your fund's 4.4% return was generated entirely by net income of $0.36 per share, as share price was essentially flat (-$0.01). For the 12-month period, appreciation of $0.36 per share combined with $0.74 of net income provided a 14.68% total return. These results were in line with our peer group for the longer period but trailed slightly for the six months.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                          Periods Ended 11/30/95
                                                          6 Months     12 Months
                                                          ----------------------
High Yield Fund                                            4.41%        14.68%
Lipper High Yield
  Fund Average                                             4.90         14.72
--------------------------------------------------------------------------------

     We maintained a slight defensive tilt during the past six months as reports of the economy's strength tended to vary from month to month, and corporate earnings, while generally favorable, appeared to be leveling off in some of the cyclical sectors. The principal portfolio change was an increase in telecommunications and broadcasting holdings, as shown in the Sector Diversification table following this letter. Media-related securities are now the fund's largest exposure, but these holdings are widely diversified both geographically and by type of business. For instance, we own U.S., Canadian, and U.K. cable companies and, within the telecommunications sector, companies in paging, cellular, and the long distance business. To build this position, we participated in several recent new offerings that included zero coupon bonds. As a result, our overall allocation to such securities rose to a market weighting range of 10% to 12%. Unlike the rash of high-risk zeros issued before the 1990 recession, many of these zeros are typically single or double B-rated and, we believe, should perform well in the stable to lower interest rate environment we anticipate.

     Reflecting our defensive bias, we maintained an overweighted position in the energy sector, trimmed holdings of some cyclical industries such as containers and general manufacturing, and changed the mix of our paper industry securities to reduce equities and increase bonds. Health care was also pared as we realized gains in that sector.

LOOKING AHEAD

The 1995 bond market rally, one of the strongest on record, followed the 1994 market sell-off, one of the sharpest in history. For the high-yield market, we expect a continuing favorable environment for the following reasons:

     . The combination of stable to declining rates and an attractive yield spread versus Treasuries should enhance the appeal of high-yield securities and support inflows into high-yield bond funds;

     . Steady growth (though probably slower than the third quarter's 4.2% rate) and a good stock market (though less ebullient than 1995's) should enable high-yield bond issuers to maintain or improve their financial strength;

     . The market's strong preference for higher-quality borrowers, evidenced by the stronger returns of double B-rated bonds over single B in recent months, should provide some insurance against a sharp jump in future defaults. According to Merrill Lynch, only about 10% of outstanding high-yield bonds (excluding those in default) were rated below B- as of September 30.

     The economic expansion is now over four and a half years old and shows few, if any, signs of a coming recession. Nevertheless, there are small clouds on the horizon, particularly the still low but rising default rate. We will remain vigilant and expect to continue de-emphasizing cyclicals and to maintain the portfolio's more defensive structure. The bond markets are also vulnerable to developments in Washington these days, and failure to make credible progress on federal deficit reduction could have adverse repercussions. Thus, while the outlook is broadly positive, there could be setbacks, and we would remind all shareholders that this fund is appropriate for those who can ride out setbacks to achieve the long-term benefits of high-yield investing.


                     Respectfully submitted,

                     /s/ Catherine H. Bray

                     Catherine H. Bray
                     President and Chairman of
                     the Investment Advisory
                     Committee

December 18, 1995


--------------------------------------------------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------
Periods Ended November 30, 1995

            1 Year                 5 Years                10 Years
            ------                 -------                --------
            14.68%                 14.13%                  9.32%

--------------------------------------------------------------------------------
Note: For the above periods ended 9/30/95, the fund's returns were 9.77%, 12.89%, and 9.53%, respectively.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Highlights
T. Rowe Price High Yield Fund / November 30, 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Twenty-Five Largest Holdings
--------------------------------------------------------------------------------
November 30, 1995

                                                                      Percent of
Company                                                               Net Assets
----------------------------------------------------------            ----------
Berg Electronics Holdings                                               2.37%
Arcadian Partners                                                       1.79
Agricultural Minerals and Chemicals                                     1.78
American Standard                                                       1.73
Exide                                                                   1.72
IMO Industries                                                          1.67
Container Corporation of America                                        1.62
Dr Pepper Bottling                                                      1.59
Coinmach                                                                1.56
IMC Fertilizer Group                                                    1.56
Pathmark Stores                                                         1.55
Young Broadcasting                                                      1.49
Quorum Health Group                                                     1.49

                                                                      Percent of
Company                                                               Net Assets
----------------------------------------------------------            ----------
Gulf Canada Resources                                                   1.48%
President Casinos                                                       1.46
Heritage Media                                                          1.32
CF Cable TV                                                             1.31
Paging Network                                                          1.31
Schuller International Group                                            1.28
Grand Casino                                                            1.26
K & F Industries                                                        1.24
Tesoro Petroleum                                                        1.22
Riverwood International                                                 1.22
Wright Medical Technology                                               1.22
Alliance Entertainment                                                  1.21
--------------------------------------------------------------------------------
Total                                                                  37.45%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Key Statistics
--------------------------------------------------------------------------------

                                                                 Periods Ended
Dividend Yield*                                                November 30, 1995
--------------------------------------------------------------------------------
6 Months                                                              9.05%
12 Months                                                             9.63

Dividend Per Share
---------------------------------------------------------
6 Months                                                             $0.36
12 Months                                                             0.74

Change in Price Per Share
---------------------------------------------------------
6 Months (From $8.16 to $8.15)                                      -$0.01
12 Months (From $7.79 to $8.15)                                       0.36
--------------------------------------------------------------------------------

*Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

--------------------------------------------------------------------------------
Quality Diversification
--------------------------------------------------------------------------------

                                                           Percent of Net Assets
TRPA Quality Rating*                                       5/31/95      11/30/95
--------------------------------------------------------------------------------
         1                                                     5%           6%
         2                                                     3            1
         3                                                    --           --
         4                                                    --           --
         5                                                    25           24
         6                                                    57           58
         7                                                     4            5
         8                                                    --            2
         9                                                     1           --
        10                                                     1           --
Not Rated                                                      4            4
--------------------------------------------------------------------------------
Weighted Average                                             5.2          5.3
--------------------------------------------------------------------------------

*On a scale of 1 to 10, with Grade 1 representing highest quality.

--------------------------------------------------------------------------------
Maturity Diversification
--------------------------------------------------------------------------------

                                                           Percent of Net Assets
Range                                                      5/31/95      11/30/95
--------------------------------------------------------------------------------
Short-Term
    (0 to 1 Year)                                             9%           8%
Short Intermediate-Term
    (1+ to 5 Years)                                           3            6
Long Intermediate-Term
    (5+ to 10 Years)                                         75           75
Long-Term
    (Over 10 Years)                                          13           11
Weighted Average                                           8.4 yrs.     8.4 yrs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Diversification*
--------------------------------------------------------------------------------

                                                           Percent of Net Assets
                                                           5/31/95      11/30/95
--------------------------------------------------------------------------------
Cable Operators                                               8%           9%
Energy                                                        8            8
Hotels and Gaming                                             6            7
Telecommunications                                            3            7
Broadcasting                                                  3            6
Paper and Paper Products                                      6            6
Specialty Chemicals                                           4            5
Health Care                                                   7            5
Manufacturing                                                 5            4
Container                                                     5            4
Service                                                       3            4
Building Products                                             4            4
Aerospace and Defense                                         2            4
Supermarkets                                                  4            3
Retail                                                        3            3
Automobiles and Related                                       2            3
Electronic Components                                         2            2
--------------------------------------------------------------------------------

*Sectors representing at least 2% of net assets on 11/30/95.

--------------------------------------------------------------------------------
Statement of Net Assets
T. Rowe Price High Yield Fund / November 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
(amounts in thousands)

                                                                                                  Amount            Value
                                                                                                ----------        ----------
----------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 86.7%
----------------------------------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 3.5%
         Communications & Power Industries, Sr. Sub. Notes, (144a),
            12.00%, 8/1/05..............................................................        $   14,355        $   14,750
         K & F Industries, Sr. Secured Notes, 11.875%, 12/1/03..........................            12,650            13,599
            Sr. Sub. Notes, 13.75%, 8/1/01..............................................             1,500             1,554
         Tracor, Sr. Sub. Notes, 10.875%, 8/15/01.......................................            12,000            12,360
                                                                                                                      42,263
AUTOMOBILES AND RELATED -- 1.4%
         Exide, Sr. Notes, 10.00%, 4/15/05..............................................             2,250             2,419
            10.75%, 12/15/02............................................................            13,250            14,277
                                                                                                                      16,696
BEVERAGES -- 1.2%
         Dr Pepper Bottling Holdings, Sr. Disc. Notes, STEP, Zero Coupon,
            2/15/98; 11.625%, 2/15/98 - 2/15/03.........................................            17,850            14,280
BROADCASTING -- 6.3%
         Argyle Television, Sr. Sub. Notes, 9.75%, 11/1/05..............................            12,000            11,820
         Benedek Broadcasting, Sr. Secured Notes, (144a), 11.875%, 3/1/05...............            12,900            13,803
         Granite Broadcasting, Sr. Sub. Notes, 10.375%, 5/15/05.........................             3,450             3,536
         Heritage Media, Sr. Sub. Notes, 11.00%, 10/1/02................................            15,300            16,103
         Sinclair Broadcasting, Sr. Sub. Notes, 10.00%, 9/30/05.........................            12,000            12,240
*        Spectra Vision, Sr. Sub. Notes, 12.65%, 12/1/02................................            28,272             1,696
         Young Broadcasting, Gtd. Sr. Sub. Notes, 11.75%, 11/15/04......................             8,500             9,520
            Sr. Sub. Notes, 10.125%, 2/15/05............................................             8,250             8,704
                                                                                                                      77,422
BUILDING PRODUCTS -- 3.6%
         Maxxam Group, Sr. Secured Notes, 11.25%, 8/1/03................................             8,000             7,840
         Overhead Door, Sr. Notes, 12.25%, 2/1/00.......................................             8,625             8,237
         Schuller International Group, Sr. Notes, 10.875%, 12/15/04.....................            14,000            15,627
         Southdown, Sr. Sub. Notes, 14.00%, 10/15/01....................................            11,575            12,733
                                                                                                                      44,437
BUILDING AND REAL ESTATE -- 0.7%
         B.F. Saul REIT, Sr. Secured Notes, 11.625%, 4/1/02.............................             8,000             8,080
CABLE OPERATORS -- 8.9%
         Bell Cablemedia, Sr. Disc. Notes, STEP, Zero Coupon, 9/15/00;
            11.875%, 9/15/00 - 9/15/05..................................................            11,000             6,655
         CF Cable TV, Sr. Secured 2nd Priority Notes, 11.625%, 2/15/05..................            14,700            16,023
         Continental Cablevision, Sr. Sub. Deb., 11.00%, 6/1/07.........................             7,500             8,344
         Fundy Cable Ltd., Sr. Secured 2nd Priority Notes, 11.00%, 11/15/05.............             6,000             6,120
         Galaxy Telecom, LP, Sr. Sub. Notes, 12.375%, 10/1/05...........................            12,000            11,820
         Lenfest Communications, Sr. Notes, 8.375%, 11/1/05.............................             8,500             8,479
         People's Choice - TV, Units, (Each unit consists of a $1,000 par
            Sr. Disc. Note, STEP, Zero Coupon, 6/1/00; 13.125%,
            6/1/00 - 6/1/04, and 1 warrant).............................................            22,700            12,655

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                  Amount            Value
                                                                                                ----------        ----------
         Rogers Cablesystems, Sr. Secured Notes, 10.00%, 3/15/05........................        $   10,000        $   10,500
         TeleWest, Sr. Deb., 9.625%, 10/1/06............................................             6,000             5,992
         Videotron Group, Sr. Notes, 10.625%, 2/15/05...................................            12,100            12,796
         Videotron Holdings, Sr. Disc. Notes, STEP, Zero Coupon, 8/15/00;
            11.00%, 8/15/00 - 8/15/05...................................................             5,000             2,950
         Wireless One, Units, (Each unit consists of a $1,000 par Sr. Bond,
            13.00%, 10/15/03, and 3 warrants)...........................................             6,225             6,412
                                                                                                                     108,746
CONGLOMERATES -- 1.7%
         Interlake, Sr. Sub. Deb., 12.125%, 3/1/02......................................             8,800             8,184
         Jordan Industries, Sr. Notes, 10.375%, 8/1/03..................................             9,000             7,650
            Sr. Sub. Disc. Notes, STEP, Zero Coupon, 8/1/98; 11.75%,
               8/1/98 - 8/1/05..........................................................             8,000             4,520
                                                                                                                      20,354
CONTAINER -- 4.1%
         Plastic Containers, Sr. Secured Notes, 10.75%, 4/1/01..........................            12,300            12,853
         Portola Packaging, Sr. Notes, 10.75%, 10/1/05..................................            12,000            12,345
         Riverwood International, Sr. Sub. Notes, 11.25%, 6/15/02.......................            13,900            14,908
         Silgan, Sr. Sub. Notes, 11.75%, 6/15/02........................................            10,000            10,600
                                                                                                                      50,706
ENERGY -- 8.3%
         Crown Central Petroleum, Sr. Notes, 10.875%, 2/1/05............................             3,750             3,919
         Gulf Canada Resources Ltd., Sr. Sub. Deb., 9.625%, 7/1/05......................            17,600            18,128
         Maxus Energy, Sr. Notes, 9.375%, 11/1/03.......................................            12,000            11,640
         Petroleum Heat and Power, Sub. Deb., 12.25%, 2/1/05............................            10,900            12,017
         Plains Resources, Sr. Sub. Notes, 12.00%, 10/1/99..............................            12,000            12,450
         Rowan Companies, Sr. Notes, 11.875%, 12/1/01...................................            13,750            14,816
         Tesoro Petroleum, Sub. Deb., 12.75%, 3/15/01...................................            14,750            14,971
         Trans Texas Gas, Sr. Secured Notes, 11.50%, 6/15/02............................            13,100            13,526
                                                                                                                     101,467
FOOD/TOBACCO -- 0.9%
         MAFCO, Sr. Sub. Notes, 11.875%, 11/15/02.......................................            11,000            11,385
HEALTH CARE -- 4.5%
         IVAC, Sr. Notes, 9.25%, 12/1/02................................................            11,610            11,784
         Quorum Health Group, 8.75%, 11/1/05............................................             3,000             3,022
            11.875%, 12/15/02...........................................................            13,625            15,141
         Tenet Healthcare, Sr. Notes, 8.625%, 12/1/03...................................            10,500            10,868
         Wright Medical Technology, Sr. Secured Notes, 10.75%, 7/1/00...................            14,100            14,241
                                                                                                                      55,056
HOTELS AND GAMING -- 7.0%
         Bally's Park Place, Gtd. 1st Mtg. Notes, 9.25%, 3/15/04........................            10,500            10,474
*        Belle Casinos, 1st Mtg. Notes, (144a), 12.00%, 10/15/00........................             6,650             2,660
*+       Capital Gaming International, Promissory Note, Zero Coupon,
            8/1/96......................................................................                83                 8
*+       Capitol Queen & Casino, 1st Mtg. Notes, 12.00%, 11/15/00.......................             3,400             2,720
*+       Elsinore, 1st Mtg. Notes, 12.50%, 10/1/00......................................            19,500             8,775

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                  Amount            Value
                                                                                                ----------        ----------
         GNF, 1st Mtg. Notes, 10.625%, 4/1/03...........................................        $    8,000        $    7,040
         Grand Casino, 1st Mtg. Notes, 10.125%, 12/1/03.................................            15,020            15,395
         Hammons (J.Q.) Hotels, 1st Mtg. Notes, 8.875%, 2/15/04.........................             4,200             4,032
         President Casinos, Sr. Notes, 13.00%, 9/15/01..................................            20,000            17,600
         Rio Hotel & Casino, Sr. Sub. Notes, (144a), 10.625%, 7/15/05...................            10,250            10,250
         Showboat, 1st Mtg. Bonds, 9.25%, 5/1/08........................................             6,600             6,567
                                                                                                                      85,521
MANUFACTURING -- 4.4%
         American Standard, Sr. Deb., 11.375%, 5/15/04..................................            10,750            11,852
            Sr. Sub. Disc. Deb., STEP, Zero Coupon, 6/1/98; 10.50%,
               6/1/98 - 6/1/05..........................................................            11,000             9,254
         Coltec Industries, Sr. Sub. Deb., 10.25%, 4/1/02...............................            12,000            12,300
         IMO Industries, Sr. Sub. Deb., 12.00%, 11/1/01.................................            20,000            20,400
                                                                                                                      53,806
MISCELLANEOUS CONSUMER NONDURABLES -- 1.1%
         Herff Jones, Sr. Sub. Notes, (144a), 11.00%, 8/15/05...........................            12,250            12,893
MISCELLANEOUS CONSUMER PRODUCTS -- 1.1%
         International Semi-Tech, Sr. Disc. Notes, STEP, Zero Coupon,
            8/15/00; 11.50%, 8/15/00 - 8/15/03..........................................            26,000            13,390
PAPER AND PAPER PRODUCTS -- 5.8%
         APP International Finance, Gtd. Secured Notes, 11.75%, 10/1/05.................            14,250            13,822
         Container Corporation of America, Sr. Notes, 11.25%, 5/1/04....................            19,350            19,834
         Repap New Brunswick, 1st Priority Sr. Secured Notes, 9.875%,
            7/15/00.....................................................................             5,000             5,075
         Repap Wisconsin, 2nd Priority Sr. Secured Notes, 9.875%, 5/1/06................             9,125             8,760
         SD Warren, Sr. Sub. Notes, 12.00%, 12/15/04....................................            11,000            12,155
         Stone Container, Sr. Sub. Deb., 10.75%, 4/1/02.................................            12,000            11,820
                                                                                                                      71,466
RETAIL -- 2.5%
         Federated Department Stores, Sr. Notes, 8.125%, 10/15/02.......................            12,850            12,914
         Loehmann's Holdings, Sr. Secured Notes, 10.50%, 10/1/97........................             7,500             7,500
*+       Merry Go Round Enterprises, 5.50%, 7/3/97......................................            10,594             3,178
         Southland, 2nd Priority Sr. Sub. Deb., 4.50%, 6/15/04..........................             9,500             7,327
                                                                                                                      30,919
SERVICE -- 3.5%
         Alliance Entertainment, Sr. Sub. Notes, 11.25%, 7/15/05........................            15,000            14,850
*        Anacomp, Sr. Sub. Notes, 15.00%, 11/1/00.......................................             7,750             5,115
*        Anacomp International N.V., Conv. Sub. Deb., 9.00%, 1/15/96....................             1,900               703
         Coinmach, Sr. Notes, (144a), 11.75%, 11/15/05..................................            18,945            19,087
         Protection One Alarm, Sr. Sub. Disc. Notes, STEP, Zero Coupon,
            6/30/98; 13.625%, 6/30/98 - 6/30/05.........................................             4,500             3,589
                                                                                                                      43,344
SPECIALTY CHEMICALS -- 5.1%
         Agricultural Minerals and Chemicals, Sr. Notes, 10.75%, 9/30/03................            20,000            21,800
         Arcadian Partners, LP, Sr. Notes, 10.75%, 5/1/05...............................            20,000            21,900
         IMC Fertilizer Group, Sr. Notes, 9.45%, 12/15/11...............................            17,895            19,058
                                                                                                                      62,758

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                  Amount            Value
                                                                                                ----------        ----------
SUPERMARKETS -- 2.8%
         Fleming Companies, Sr. Notes, 10.625%, 12/15/01................................        $    5,900        $    6,107
         Pathmark Stores, Jr. Sub. Defd. Notes, STEP, Zero Coupon, 11/1/99;
            10.75%, 11/1/99 - 11/1/03...................................................            10,000             5,750
            Sr. Sub. Notes, 9.625%, 5/1/03..............................................            14,205            13,246
         Penn Traffic, Sr. Notes, 8.625%, 12/15/03......................................            10,000             8,550
                                                                                                                      33,653
TELECOMMUNICATIONS -- 6.2%
         American Communication Services, Units, (Each unit consists of a
            $1,000 par Sr. Disc. Note, (144a), STEP, Zero Coupon, 11/1/00;
            13.00%, 11/1/00 - 11/1/05, and 1 warrant)...................................            12,000             6,450
         Call-Net Enterprises, Sr. Disc. Notes, STEP, Zero Coupon, 12/1/99;
            13.25%, 12/1/99 - 12/1/04...................................................            17,850            12,629
         Mobilemedia Communications, 9.375%, 11/1/07....................................             2,250             2,267
            Sr. Sub. Defd. Notes, STEP, Zero Coupon, 12/1/98; 10.50%,
               12/1/98 - 12/1/03........................................................             7,500             5,700
+        Page America Group, PIK, 15.00%, 12/31/96......................................             8,600             6,342
         Paging Network, Sr. Sub. Notes, 10.125%, 8/1/07................................            15,000            15,994
         PriCellular Wireless, Sr. Sub. Disc. Notes, STEP, Zero Coupon,
            10/1/98; 12.25%, 10/1/98 - 10/1/03..........................................            18,525            14,079
         Pronet, Sr. Sub. Notes, 11.875%, 6/15/05.......................................            12,000            12,960
                                                                                                                      76,421
TEXTILES AND APPAREL -- 1.2%
         Dan River, Sr. Sub. Notes, 10.125%, 12/15/03...................................            13,225            12,564
*        Plaid Clothing Group, Sr. Sub. Notes, 11.00%, 8/1/03...........................             8,650             1,643
                                                                                                                      14,207
TRANSPORTATION -- 0.9%
         Sea Containers Ltd., Sr. Sub. Deb., 12.50%, 12/1/04............................            10,250            11,070
----------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $1,091,340).......................................                           1,060,340

----------------------------------------------------------------------------------------------------------------------------
Equity and Convertible Securities -- 6.0%
----------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES AND RELATED -- 1.2%
#+       Borg-Warner Security, Common Stock.............................................               319 shs         9,448
         Exide, Common Stock............................................................                95             4,346
#*+      Motor Wheel, Common Stock, Class A.............................................                 1               750
                                                                                                                      14,544
BEVERAGES -- 0.4%
*+       Dr Pepper Bottling Holdings, Common Stock, Class A.............................               958             3,832
#*+      Common Stock, Class A..........................................................               346             1,384
                                                                                                                       5,216
BUSINESS AND OFFICE EQUIPMENT -- 0.1%
*        Wang Laboratories, Common Stock................................................                60             1,065
CABLE OPERATORS -- 0.0%
#*+      Peachtree Cable Associates Ltd., Common Stock..................................                10               170

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                  Amount            Value
                                                                                                ----------        ----------
CONGLOMERATES -- 0.0%
#*+      Reeves Industries, Common Stock................................................                75 shs    $      336
ELECTRONIC COMPONENTS -- 2.4%
#*+      Berg Electronics Holdings, Common Stock, (144a)................................               740             4,807
            Sr. Exch. Pfd. Stock, PIK, Series E.........................................               862            24,128
                                                                                                                      28,935
FOOD PROCESSING -- 0.0%
*        Rymer Foods, Common Stock......................................................               401               275
HEALTH CARE -- 0.0%
#*+      Wright Medical Technology, Warrants............................................             38 wts              628
HOTELS AND GAMING -- 0.3%
#*+      Becker Gaming, Warrants........................................................               425               212
*        Belle Casinos, Warrants........................................................                 7                 0
#*+      Capital Gaming International, Common Stock.....................................               221 shs           138
#*+      Warrants.......................................................................               189 wts            18
#*+      Elsinore, Warrants.............................................................             1,039               208
*        Hollywood Casino, Common Stock, Class A........................................               538 shs         2,826
#*+      President Casinos, Warrants, (144a)............................................               214 wts           214
*+       Warrants, (144a)...............................................................               147                 0
                                                                                                                       3,616
PAPER AND PAPER PRODUCTS -- 0.3%
*        Repap Enterprises, Common Stock................................................               690 shs         3,795
RETAIL -- 0.1%
*        Lamonts Apparel, Common Stock..................................................               250                 3
#*+      Loehmann's Holdings, Common Stock..............................................               476               476
*           Common Stock, Class B.......................................................               321               482
            Pfd. Stock, PIK, Series A...................................................               606               121
                                                                                                                       1,082
SERVICE -- 0.6%
++#*+    Efficient Market Services, Conv. Pfd. Stock....................................               364             6,055
*        Protection One, Common Stock...................................................                80               778
                                                                                                                       6,833
TELECOMMUNICATIONS -- 0.6%
         Mobile Telecommunication Technologies, Conv. Pfd. Stock, (144a)................               187             6,408
#*+      Page America Group, Common Stock...............................................               557               198
#*+         Warrants....................................................................               711 wts             0
#*+         Conv. Pfd. Stock, Series I..................................................                20 shs           159
                                                                                                                       6,765
----------------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY AND CONVERTIBLE SECURITIES (COST $62,212)..................................                              73,260

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                  Amount            Value
                                                                                                ----------        ----------
----------------------------------------------------------------------------------------------------------------------------
Commercial Paper -- 4.5%
----------------------------------------------------------------------------------------------------------------------------
         BellSouth Telecommunications, 5.70%, 12/4/95...................................        $   10,000        $    9,978
         Canadian Wheat Board, 5.60%, 2/15/96...........................................            10,000             9,812
         Chubb Capital, 5.75%, 12/5/95..................................................             5,000             4,988
         Dresdner U.S. Finance, 5.77%, 12/5/95..........................................            25,000            24,967
         Hewlett Packard, 5.65%, 1/18/96................................................             4,110             4,050
         Investments in Commercial Paper through a joint account,
            5.90 - 5.93%, 12/1/95.......................................................               326               326
         KFW International Finance, 5.67%, 12/8/95......................................             1,000               992
----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (COST $55,126)...................................................                              55,113
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 97.2% OF NET ASSETS (COST $1,208,678)................                           1,188,713
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES...........................................................                              34,015
                                                                                                                  ----------
                                                                                                  Value
                                                                                                ----------
NET ASSETS CONSIST OF:
Accumulated net investment income - net of distributions................................        $    1,843
Accumulated net realized gain/loss - net of distributions...............................          (215,395)
Net unrealized gain (loss)..............................................................           (19,965)
Paid-in-capital applicable to 150,040,986 shares of $0.01 par value capital
   stock outstanding; 1,000,000,000 shares authorized...................................         1,456,245
                                                                                                ----------
NET ASSETS..............................................................................                          $1,222,728
                                                                                                                  ==========
NET ASSET VALUE PER SHARE...............................................................                               $8.15
                                                                                                                       =====
----------------------------------------------------------------------------------------------------------------------------

   +  Private Placement

   *  Non-income producing

   # Securities contain some restrictions as to public resale -- total of such securities at period-end amounts to 2.06% of net assets.

  ++  Security valued by the Fund's Board of Directors

 PIK  Payment-in-Kind

REIT  Real Estate Investment Trust

STEP  Stepped Coupon Bond

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 7.47% of net assets.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
T. Rowe Price High Yield Fund / Six Months Ended November 30, 1995 (Unaudited) (in thousands)

INVESTMENT INCOME
Interest and dividend income......................................      $58,041
                                                                        -------
Expenses
  Investment management...........................................        3,848
  Shareholder servicing...........................................        1,051
  Custody and accounting..........................................          144
  Prospectus and shareholder reports..............................           41
  Registration....................................................           23
  Legal and audit.................................................           17
  Directors.......................................................            8
  Miscellaneous...................................................           12
                                                                        -------
  Total expenses..................................................        5,144
                                                                        -------
Net investment income.............................................       52,897
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities............................       (4,760)
Change in net unrealized gain or loss on securities...............        3,021
                                                                        -------
Net realized and unrealized gain (loss)...........................       (1,739)
                                                                        -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................      $51,158
                                                                        =======
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
T. Rowe Price High Yield Fund (Unaudited)
(in thousands)

                                                                                           Six Months Ended        Year Ended
                                                                                           November 30, 1995      May 31, 1995
                                                                                           -----------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
  Net investment income.............................................................          $   52,897          $  106,297
  Net realized gain (loss)..........................................................              (4,760)            (81,130)
  Change in net unrealized gain or loss.............................................               3,021              50,037
                                                                                              ----------          ----------
  Increase (decrease) in net assets from operations.................................              51,158              75,204
                                                                                              ----------          ----------
Distributions to shareholders
  Net investment income.............................................................             (53,615)           (107,724)
                                                                                              ----------          ----------
Capital share transactions*
  Shares sold.......................................................................             105,254             254,210
  Distributions reinvested..........................................................              43,016              82,742
  Shares redeemed...................................................................            (131,663)           (337,573)
  Redemption fees received..........................................................                 103                 336
                                                                                              ----------          ----------
  Increase (decrease) in net assets from capital share transactions.................              16,710                (285)
                                                                                              ----------          ----------
Increase (decrease) in net assets...................................................              14,253             (32,805)
NET ASSETS
Beginning of period.................................................................           1,208,475           1,241,280
                                                                                              ----------          ----------
End of period.......................................................................          $1,222,728          $1,208,475
                                                                                              ==========          ==========
------------------------------------------------------------------------------------------------------------------------------
*Share information
  Shares sold.......................................................................              12,896              31,611
  Distributions reinvested..........................................................               5,270              10,308
  Shares redeemed...................................................................             (16,141)            (42,148)
                                                                                              ----------          ----------
  Increase (decrease) in shares outstanding.........................................               2,025                (229)
                                                                                              ==========          ==========
------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
T. Rowe Price High Yield Fund / November 30, 1995 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price High Yield Fund, Inc., (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Equity securities are valued at the last bid price.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Premiums and Discounts - Premiums on high-yield debt securities, other than PIK and STEP bonds, are recognized upon disposition of the security as gain or loss for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes. Original issue discounts, and all premiums and discounts on PIK and STEP bonds, are amortized for both financial reporting and tax purposes.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

A) Noninvestment-Grade Debt Securities - At November 30, 1995, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

B) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

C) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $490,383,000 and $464,085,000, respectively, for the six months ended November 30, 1995.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

fund has unused realized capital loss carryforwards for federal income tax purposes of $171,834,000, of which $83,409,000 expires in 1998, $40,436,000 in
1999, and $47,989,000 thereafter through 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,208,678,000 and net unrealized loss aggregated $19,965,000, of which $60,723,000 related to appreciated investments and $80,688,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $636,000 was payable at November 30, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.30% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe Price-Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At November 30, 1995 and for the six months then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

     In addition, the fund has entered into agreements with the Manager and two wholly owned subsidiaries of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS), is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the Underlying Funds) in which the T. Rowe Price Spectrum Income (Spectrum) invests. In accordance with an Agreement among Spectrum, the Underlying Funds, the Manager, and TRPS, expenses from the operation of Spectrum are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,021,000 for the six months ended November 30, 1995, of which $212,000 was payable at period-end.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
T. Rowe Price High Yield Fund (Unaudited)

                                                                 For a share outstanding throughout each period
                                              -----------------------------------------------------------------------------------
                                                                        Three
                                              Six Months     Year       Months                       Year Ended
                                                Ended        Ended       Ended
                                               Nov. 30,     May 31,     May 31,      Feb. 28,    Feb. 28,    Feb. 29,    Feb. 28,
                                                 1995        1995       1994++         1994        1993        1992        1991
                                              ----------    -------     -------      --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD.......     $ 8.16      $ 8.37      $ 9.15       $ 8.58      $ 8.23      $ 7.13      $ 8.20
                                                ------      ------      ------       ------      ------      ------      ------
Investment Activities
   Net investment income...................       0.36        0.75        0.18         0.81        0.82        0.88        1.07
   Net realized and unrealized
      gain (loss)..........................      (0.01)      (0.20)      (0.78)        0.57        0.35        1.10       (1.07)
                                                ------      ------      ------       ------      ------      ------      ------
   Total from investment activities........       0.35        0.55       (0.60)        1.38        1.17        1.98          --
                                                ------      ------      ------       ------      ------      ------      ------
Distributions
   Net investment income...................      (0.36)      (0.76)      (0.18)       (0.81)      (0.82)      (0.88)      (1.07)
                                                ------      ------      ------       ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD.............     $ 8.15      $ 8.16      $ 8.37       $ 9.15      $ 8.58      $ 8.23      $ 7.13
                                                ======      ======      ======       ======      ======      ======      ======
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Total return...............................       4.41%       7.09%      (6.52)%      16.59%      14.96%      29.15%       0.12%
Ratio of expenses to average net assets....       0.85%+      0.88%       0.85%+       0.85%       0.89%       0.97%       1.03%
Ratio of net investment income
   to average net assets...................       8.77%+      9.27%       8.37%+       8.99%       9.85%      11.22%      14.02%
Portfolio turnover rate....................       83.5%+      74.2%       62.5%+      107.0%      104.4%       58.9%       82.6%
Net assets, end of period (in millions)....     $1,223      $1,208      $1,241       $1,624      $1,404      $1,108        $556
---------------------------------------------------------------------------------------------------------------------------------

 + Annualized.
++ The fund's fiscal year-end was changed to May 31.

--------------------------------------------------------------------------------
SEMIANNUAL REPORT
--------------------------------------------------------------------------------

T. Rowe Price
-------------
HIGH YIELD FUND

NOVEMBER 30, 1995


FOR YIELD, PRICE, LAST TRANSACTION,
AND CURRENT BALANCE, 24 HOURS,
7 DAYS A WEEK, CALL:
1-800-638-2587 toll free
625-7676 Baltimore area

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

T. ROWE PRICE
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price High Yield Fund./(R)/


Invest With Confidence/(R)/    [LOGO APPEARS HERE]
T. Rowe Price


HYF